SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 21, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-18)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)


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Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2001-18
                 ----------------------------------------------

                               December 21, 2001

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                         -------------------------------

      On December 21, 2001, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 2001) as of December 1, 2001 of $305,251,364.61. The Mortgage Loans that have original maturities of at least 20 but no more than 30 years, the "Group I Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 2001) as of December 1, 2001 of $250,222,269.83 and the Mortgage Loans that have original maturities of at least 10 but no more than 15 years, the "Group II Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before December 1, 2001) as of December 1, 2001 of $55,029,094.78. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all the Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $15,262,568.23. Information below is provided with respect to the Group I Mortgage Loans, the Group II Mortgage Loans and/or all Mortgage Loans included in the Mortgage Pool as indicated.

      The total number of all Mortgage Loans as of December 1, 2001 was 686, consisting of 568 Group I Mortgage Loans and 118 Group II Mortgage Loans. The weighted average interest rates on the Group I Mortgage Loans, the Group II Mortgage Loans and all Mortgage Loans (in each case, before deduction of the servicing fee) (the "Note Rates") as of December 1, 2001 were 7.028%, 6.682% and 6.966%, respectively. The weighted average remaining terms to stated maturity as of December 1, 2001 of the Group I Mortgage Loans, the Group II Mortgage Loans and all Mortgage Loans were 357.58 months, 178.49 months and 325.29 months, respectively. All Mortgage Loans have original maturities of at least 10 but no more than 30 years. None of the Group I Mortgage Loans or the Group II Mortgage Loans were originated prior to December 1, 2000 and April 1, 2001, respectively, or after December 1, 2001. The weighted average original terms to stated maturity as of December 1, 2001 of the Group I Mortgage Loans, the Group II Mortgage Loans and all Mortgage Loans were 359.32 months, 180.00 months and
327.00 months, respectively.

      None of the Group I Mortgage Loans or the Group II Mortgage Loans has a scheduled maturity later than December 1, 2031 or December 1, 2016, respectively. Each of the Group I Mortgage Loans and the Group II Mortgage Loans had an original principal balance of not less than $100,000 and $297,500, respectively, nor more than $1,220,000 and $1,000,000, respectively. Group I Mortgage Loans, Group II Mortgage Loans and all Mortgage Loans having aggregate Adjusted Balances of $11,429,815, $651,449 and $12,081,264, respectively, as of December 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the Group I Mortgage Loans, the Group II Mortgage Loans and all Mortgage Loans, as of December 1, 2001 were 69.3%, 59.4% and 67.5%, respectively. No more than $2,232,463, $1,801,216 or
$2,461,665, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans or all Mortgage Loans were secured by Mortgaged Properties located in any one zip code. At least 98%(2), 92% and 97%, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans and all Mortgage Loans were secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the Mortgage Loan that the

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1     Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated December 18, 2001 (consisting of a Prospectus Supplement dated December 18, 2001 and a Core Prospectus dated December 18, 2001), relating to the REMIC Pass-Through Certificates, Series 2001-18.

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

underlying property will be used for a period of at least 6 months every year or that he or she intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in Originator's records. None of the Mortgage Loans are secured by investment properties.

      At least 98%, 93% and 98%, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans and all Mortgage Loans, will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2%, 7% or 2%, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans or all Mortgage Loans, will be Mortgage Loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 56%, 82% or 61%, respectively, of the Group I Mortgage Loans, the Group II Mortgage Loans or all Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Group I Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such Group I Mortgage Loans is 3;

      2. such Group I Mortgage Loans have an aggregate Adjusted Balance of $1,252,265;

      3. the weighted average loan-to-value ratio of such Group I Mortgage Loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 80.0%; and

      4. the weighted average loan-to-value ratio of such Group I Mortgage Loans, without taking into account the loanable value of the additional pledged collateral, is 93.7%.


      Group I Discount Mortgage Loans will consist of Group I Mortgage Loans with Net Note Rates (NNRs) less than 6.250%. Group I Premium Mortgage Loans will consist of Group I Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans were $2,949,053 and $247,273,217, respectively. The weighted average Note Rates of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were 6.271% and 7.037%, respectively. The weighted average remaining terms to stated maturity of the Group I Discount Mortgage Loans and the Group I Premium Mortgage Loans, as of the Cut-off Date, were
357.11 months and 357.58 months, respectively.

      Group II Discount Mortgage Loans will consist of Group II Mortgage Loans with NNRs less than 5.750%. Group II Premium Mortgage Loans will consist of Group II Mortgage Loans with NNRs greater than or equal to 5.750%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans were $462,387 and $54,566,707, respectively. The weighted average Note Rates of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 5.875% and 6.689%, respectively. The weighted average remaining terms to stated maturity of the Group II Discount Mortgage Loans and the Group II Premium Mortgage Loans, as of the Cut-off Date, were 179.00 months and 178.49 months, respectively.

      The Special Hazard Loss Amount as of December 1, 2001 was $3,052,513.65.

      The Fraud Loss Amount as of December 1, 2001 was $101,200.00.

      The Bankruptcy Loss Amount as of December 1, 2001 was $3,052,513.65.

      The aggregate Initial Principal Amount of the Class A Certificates as of December 1, 2001 was $297,617,878.00.

      The aggregate Initial Principal Amount of the Class M Certificates as of December 1, 2001 was $3,511,000.00.

      The aggregate Initial Principal Amount of the Class B-1 Certificates as of December 1, 2001 was $1,678,000.00.

      The aggregate Initial Principal Amount of the Class B-2 Certificates as of December 1, 2001 was $764,000.00.

      The aggregate Initial Principal Amount of the Class B-3 Certificates as of December 1, 2001 was $610,000.00.

      The aggregate Initial Principal Amount of the Class B-4 Certificates as of December 1, 2001 was $458,000.00.

      The aggregate Initial Principal Amount of the Class B-5 Certificates as of December 1, 2001 was $612,486.61.

      The Subordinated Certificate Percentage is 2.500721534776%.*

      The Class M Subordination Percentage is 1.350521926500%.*

      The Class B-1 Subordination Percentage is 0.800811034251%.*

      The Class B-2 Subordination Percentage is 0.550525502858%.*

      The Class B-3 Subordination Percentage is 0.350690196379%.*

      The Class B-4 Subordination Percentage is 0.200649917088%.*


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*     Equal to the Initial Principal Amount thereof divided by the aggregate
      Adjusted Balance of the Mortgage Loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: December 21, 2001